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                                                                   EXHIBIT 10.49


                            AMENDMENT TO AGREEMENT
                              AND PLAN OF MERGER


     THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of May 31, 2000 and is by and among Hanover Compressor Company, a Delaware corporation ("Parent"), APSI Acquisition Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent ("Sub"), Applied Process Solutions, Inc., a Delaware corporation (the "Company"), and Hamilton Robinson, L.L.C., in its capacity as Stockholder Agent (the "Stockholder Agent"). Parent, Sub, the Company and the Stockholder Agent are sometimes referred to collectively as the "Parties." Terms used and not defined herein shall have the meanings assigned to them in the Agreement and Plan of Merger dated as of May 3, 2000 by and among the Parties (the "Merger Agreement").


                                   RECITALS:

     A.  The Parties entered into the Merger Agreement as of May 3, 2000; and

     B. The parties desire to amendment the Merger Agreement as set forth in this Amendment.


                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

     1. The first paragraph of the Merger Agreement is hereby amended to read in its entirety as follows:

          THIS AGREEMENT AND PLAN OF MERGER is dated as of May 3, 2000 (the "Agreement"), by and among Hanover Compressor Company, a Delaware corporation ("Parent"), APSI Acquisition Corporation, a Delaware corporation and a direct, wholly owned subsidiary of Parent ("Sub"), Applied Process Solutions, Inc., a Delaware corporation (the "Company"), and Hamilton Robinson, L.L.C., in its capacity as Stockholder Agent pursuant to Section 10.6 hereof (the "Stockholder Agent").

     2. The definition of "Registrable Shares" set forth in Section 1.1 of the Merger Agreement is hereby amended to read in its entirety as follows:

          "Registrable Shares" means (i) any shares of Parent Stock issued to any Stockholder or Distributee in accordance with the provisions of this Agreement and (ii) any other shares of capital stock or other securities of Parent into which
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     such shares of Parent Stock shall be reclassified, converted, exchanged or changed. If the Parent Stock has been so reclassified or changed, or if Parent pays a dividend or makes a distribution on the Parent Stock in shares of capital stock or splits or subdivides (or combines) its outstanding shares of Parent Stock into a greater (or smaller) number of shares of Parent Stock, a share of Parent Stock shall be deemed to be such number of shares of stock and amount of other securities to which a holder of a share of Parent Stock outstanding immediately prior to such change, conversion, reclassification, exchange, dividend, distribution, subdivision, split or combination would be entitled. As to any particular Registrable Shares, once issued such shares shall cease to be Registrable Shares when (i) the Shelf Registration Statement with respect to such shares shall have become effective under the Securities Act and such shares shall have been disposed of in accordance with the Shelf Registration Statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred and new certificates for them not bearing any legend restricting further transfer shall have been delivered by the Company, (iv) they shall have ceased to be outstanding, or (v) prior to January 3, 2001, when sold, or otherwise transferred to, any Person who is not a Permitted Transferee.

     3. Exhibit A to the Merger Agreement is amended to add the following persons as Distributees:

     ROC Partners Inc.
     c/oHamilton Robinson LLC
     281 Tresser Blvd., 4th Floor
     Stamford, CT  06901                Phone:  (203) 602-0011
     Attention:  Scott I. Oakford       Fax:  203-602-2206

     In its capacity as General Partner of Maloney Holding L.P.

     APS Partners LLC
     281 Tresser Blvd., 4th Floor
     Stamford, CT  06901                Phone:  (203) 602-0011
     Attention:  Scott I. Oakford       Fax:  203-602-2206

     In its capacity as General Partner of APS Growth L.P.

     4. Exhibit D to the Merger Agreement is amended to provide that the following person will be required to execute and deliver a Lock-up Agreement pursuant to Section 8.9 of the Merger Agreement:

     ROC Partners Inc.
     c/oHamilton Robinson LLC
     281 Tresser Blvd., 4th Floor
     Stamford, CT  06901                Phone:  (203) 602-0011
     Attention:  Scott I. Oakford       Fax:  203-602-2206

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     In its capacity as General Partner of Maloney Holding L.P.

     APS Partners LLC
     281 Tresser Blvd., 4th Floor
     Stamford, CT  06901                Phone:  (203) 602-0011
     Attention:  Scott I. Oakford       Fax:  203-602-2206

     In its capacity as General Partner of APS Growth L.P.

     5. The parties hereto acknowledge that Parent has declared a 2-for-1 stock split for all holders of Parent Stock as of May 31, 2000, and the distribution date for such stock split will be June 13, 2000 (the "Split"). Pursuant to
Section 2.7(g) of the Merger Agreement, the shares of Parent Stock issuable pursuant to the Merger Agreement will be adjusted to reflect the Split. The additional shares issuable to Stockholders and Distributees as a result of the Split will be issuable in the same manner and at the same time as shares of Parent Stock are issued to stockholders of Parent generally as a result of the Split.

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                            Signature page follows]
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     IN WITNESS WHEREOF, each of the Parties has executed this Amendment or caused this Amendment to be duly executed on its behalf by its officer thereunto duly authorized, as of the day and year first above written.

                              HANOVER COMPRESSOR COMPANY
                              a Delaware corporation


                              By:     _____________________________
                              Name:  Michael J. McGhan
                              Title:  Chief Executive Officer

                              APSI ACQUISITION CORPORATION
                              a Delaware corporation


                              By:     _____________________________
                              Name:  Michael J. McGhan
                              Title:  Chief Executive Officer

                              APPLIED PROCESS SOLUTIONS, INC.
                              a Delaware corporation


                              By:     ______________________________
                              Name:   ______________________________
                              Title:  ______________________________


IN ITS CAPACITY AS THE
STOCKHOLDER AGENT:


______________________________
    HAMILTON ROBINSON LLC

By:___________________________